Exhibit 99.1

Enzo Biochem, Inc. To be Acquired by Battery Ventures in All-Cash Transaction

Transaction Follows Completion of Comprehensive Strategic Review by Special Committee of the Board to Maximize Shareholder Value

Farmingdale, NY, June 24, 2025 (GLOBE NEWSWIRE) -- Enzo Biochem, Inc. (OTCQX: ENZB) (“Enzo” or the “Company”) today announced that on June 23, 2025, following the market close, it entered into an Agreement and Plan of Merger (the “Merger Agreement”) to be acquired by Battery Ventures, a global, technology-focused investment firm, through its newly formed entity Bethpage Parent, Inc. (the “Acquirer”). Under the terms of the Merger Agreement, Battery will acquire Enzo for $0.70 per share in cash, representing a total consideration of approximately $37 million.

The purchase price represents a premium of 75% to the Company’s closing price on April 22, 2025, following the announcement of the formation of the special committee of the Company’s Board of Directors (the “Strategic Committee”) to conduct a comprehensive review of value-maximizing alternatives, and a premium of approximately 32% to the closing price on June 23, 2025, the last trading day before Enzo entered into the Merger Agreement.

Steven Pully, Chairman of the Board and member of the Strategic Committee, stated: “This transaction is the outcome of a thorough process to evaluate all potential paths to maximize shareholder value. After careful consideration, the Board unanimously determined that the all-cash offer from Battery delivers immediate and compelling value for our shareholders.”

The transaction is subject to customary closing conditions, including shareholder approval. Subject to the satisfaction of these conditions, the transaction is expected to close in the third quarter of the calendar year. All of the Company’s officers and directors, as well as the Company’s largest shareholder, have executed support agreements to vote all of their shares in favor of the transaction.

Following the closing of the transaction, the Company will be privately held, and shares of OTCQX: ENZB will no longer be listed on public market exchanges.

The Strategic Committee engaged BroadOak Capital Partners as financial advisor and BakerHostetler LLP as legal counsel to assist in evaluating the transaction. Further details of the transaction are included in a Current Report on Form 8-K, which will be filed on June 24, 2025 with the U.S. Securities and Exchange Commission.

About Enzo Biochem

Enzo Biochem, Inc. has operated as a life sciences company for over 45 years. The primary business of Enzo today is conducted through its Life Sciences division, Enzo Life Sciences, which focuses on labeling and detection technologies from DNA to whole cell analysis, including a comprehensive portfolio of thousands of high-quality products, including antibodies, genomic probes, assays, biochemicals, and proteins. The Company’s proprietary products and technologies play central roles in translational research and drug development areas, including cell biology, genomics, assays, immunohistochemistry, and small molecule chemistry. The Company monetizes its technology primarily via sales through our global distribution network and licensing. For more information, please visit enzo.com or follow Enzo Biochem on X and LinkedIn.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking Statements include, without limitation, statements regarding the intent, belief or current expectations of the Company and its management, including, without limitation, those related to the Company’s future financial condition, results of operations and products in research and development, the Company’s strategic process, and the anticipated timing of the proposed transaction described herein (the “Merger”), and the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the part of the Companies. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon each Company’s current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which each Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company’s and Acquirer’s ability to complete the Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary approval of the Company’s shareholders, complying with the covenants contained in the Merger Agreement, and satisfaction of other closing conditions to consummate the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the Merger; risks related to diverting the attention of the Company’s management from ongoing business operations; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the Merger, including resulting expense or delay; and other risks and uncertainties affecting the Company, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2024. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results. The Company disclaims any obligations to update any forward-looking statement as a result of developments occurring after the date of this release.

Participants in the Solicitation

Enzo and its directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies from Enzo’s shareholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Enzo is set forth in its Annual Report on Form 10-K for the fiscal year ended July 31, 2024, which was filed with the SEC on October 29, 2024, and in the Company’s proxy statement in connection with its 2024 Annual Meeting of Shareholders which was filed with the SEC on November 27, 2024, and in subsequent documents filed with the SEC. Additional information will be made available to you regarding the persons who may be deemed participants in the proxy solicitation and their direct and indirect interests (by security holdings or otherwise) in the Merger and related transactions in a proxy statement (the “Proxy Statement”), and other relevant materials, that will be filed with the SEC and disseminated to shareholders when they become available. Instructions on how to obtain free copies of this document and, when available, the Proxy Statement, are set forth below in the section headed “Additional Information and Where to Find It”.

This press release relates to the proposed merger transaction involving the Company and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Enzo will file the Proxy Statement. This press release is not a substitute for the  Proxy Statement or for any other document that Enzo may file with the SEC and or send to its shareholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF ENZO ARE URGED TO READ THE  PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HENZO, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS.

No Offer or Solicitation

This joint press release does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No solicitation shall be made except by means of a proxy statement in accordance with applicable law.

Additional Information and Where to Find It

Investors and shareholders will be able to obtain free copies of the  Proxy Statement and other documents filed by Enzo with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Enzo with the SEC will also be available free of charge on Enzo website at www.enzo.com .

Contacts

Patricia Eckert, Chief Financial Officer

Phone: 631-755-5500
Email: peckert@enzo.com

3